                                                                   Exhibit 10.14


RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:
White & Case LLP                                   Stokes County, North Carolina
1155 Avenue of the Americas
New York, New York  10036
Attention:  Jeffrey J. Temple, Esq.
1107993/0083

                   FIRST AMENDMENT TO DEED OF TRUST, SECURITY
               AGREEMENT, ASSIGNMENT OF LEASES, RENTS AND PROFITS,
                     FINANCING STATEMENT AND FIXTURE FILING


                  FIRST AMENDMENT TO DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES, RENTS AND PROFITS, FINANCING STATEMENT AND FIXTURE FILING (as amended, modified or supplemented from time to time, this "Agreement"), dated as of July 30, 2004 by and between R. J. REYNOLDS TOBACCO COMPANY, a North Carolina corporation (successor to R. J. Reynolds Tobacco Company, a New Jersey corporation), having an office at 401 North Main Street, Winston-Salem, North Carolina 27102, as Trustor (the "Trustor"),) and JPMORGAN CHASE BANK, as Collateral Agent, with an address at 270 Park Avenue, New York, New York 10017 (the "Beneficiary") for the benefit of the Secured Creditors, and acknowledged and agreed to by THE BANK OF NEW YORK, in its capacity as Existing Senior Notes Trustee (the "Existing Senior Notes Trustee") and by THE FIDELITY COMPANY, in its capacity as Trustee, with an office at One West Fourth Street, Winston-Salem, North Carolina 27101, (the "Trustee"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement referred to below shall be used herein as so defined.


                              W I T N E S S E T H :
                              - - - - - - - - - -


                  WHEREAS, Reynolds American Inc. (the "Parent"), R.J. Reynolds Tobacco Holdings, Inc. (the "Borrower"), the various lending institutions from time to time party thereto (the "Lenders") and the Beneficiary, as Administrative Agent, have entered into a Credit Agreement, dated as of May 7, 1999, as amended and restated as of November 17, 2000, as further amended and restated as of May 10, 2002, and further amended and restated as of July 30, 2004, providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contemplated therein

(with the Lenders, each Letter of Credit Issuer, the Administrative Agent, the Senior Managing Agents, and the Collateral Agent being herein collectively called the "Lender Creditors")(as the same may be further amended, modified, extended, renewed, replaced, restated, supplemented and/or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreement, whether or not with the same agent, trustee, representative, lender or holders, the "Credit Agreement"; provided that, with respect to any agreement providing for the refinancing or replacement of indebtedness under the Credit Agreement, such agreement shall only be treated as, or as part of, the Credit Agreement hereunder if (x) either (A) all obligations under the Credit Agreement being refinanced or replaced shall be paid in full at the time of such refinancing or replacement, and all commitments and letters of credit issued pursuant to the refinanced or replaced Credit Agreement shall have terminated in accordance with their terms or (B) the Required Lenders shall have consented in writing to the refinancing or replacement indebtedness being treated as indebtedness pursuant to the Credit Agreement, and (y) a notice to the effect that the refinancing or replacement indebtedness shall be treated as issued under the Credit Agreement shall be delivered by the Borrower to the Collateral Agent);

                  WHEREAS, the Parent and/or one or more of its Subsidiaries has from time to time entered into, and/or may in the future from time to time enter into, one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements),
(ii) foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (each such agreement or arrangement with a Hedging Creditor (as hereinafter defined), together with the Existing Interest Rate Swap Agreement, a "Secured Hedging Agreement"), with any Lender or affiliate thereof or a syndicate of financial institutions organized by a Lender or an affiliate of a Lender (even if any such Lender ceases to be a Lender under the Credit Agreement for any reason) (any such Lender, affiliate or other financial institution that participates therein, together with Calyon (as counterparty to the Existing Interest Rate Swap Agreement), and in each case their subsequent successors and assigns collectively, the "Hedging Creditors", and together with the Lender Creditors, the "Lender Secured Creditors");

                  WHEREAS, the Borrower and the trustee thereunder (the "Existing Senior Notes Trustee"), on behalf of the holders of the Existing Senior Notes (such holders, together with the Existing Senior Notes Trustee, the "Existing Senior Notes Creditors"), have from time to time entered into, and may in the future from time to time enter into, one or more Indentures (collectively, as amended, modified or supplemented from time to time, the "Existing Senior Notes Indenture" and, together with the Existing Senior Notes, the "Existing Senior Notes Documents") providing for the issuance of Existing Senior Notes by the Borrower;

                  WHEREAS, the Borrower and the trustee or trustees thereunder (collectively, the "Refinancing Senior Notes Trustee"), on behalf of the holders of the Refinancing Senior Notes (such holders, together with the Refinancing Senior Notes Trustee, the "Refinancing Senior Notes Creditors", and together with the Lender Secured Creditors and the Existing Senior Notes Creditors, the "Secured Creditors"), may from time to time enter into one or more Indentures

(collectively, as amended, modified or supplemented from time to time, the "Refinancing Senior Notes Indenture" and, together with the Refinancing Senior Notes, the "Refinancing Senior Notes Documents") providing for the issuance of Refinancing Senior Notes by the Borrower;

                  WHEREAS, pursuant to the Subsidiary Guaranty, the Trustor has (together with the other Subsidiaries of the Borrower party thereto) jointly and severally guaranteed to the Lender Secured Creditors the payment when due of the Guaranteed Obligations (as and to the extent defined in the Subsidiary Guaranty);

                  WHEREAS, the Trustor has guaranteed to the Existing Senior Notes Creditors the payment when due of principal, premium (if any) and interest on the Existing Senior Notes;

                  WHEREAS, the Trustor has guaranteed to the Refinancing Senior Notes Creditors the payment when due of principal, premium (if any) and interest on the Refinancing Senior Notes;

                  WHEREAS, as required by the Credit Agreement, the Secured Hedging Agreements, the Existing Senior Notes Indenture and the Refinancing Senior Notes Indenture, the Trustor executed a Deed of Trust, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing, dated as of July 9, 2003, in favor of the Trustee for the benefit of the Beneficiary, and recorded on July 15, 2003 in Book 493, page 1418, in the Office of the Register of Deeds of Stokes County, North Carolina (as amended hereby and as further amended, modified, restated or supplemented from time to time, the "Deed of Trust") encumbering certain property (the "Property") more particularly described on Exhibit A annexed to the Deed of Trust;

                  WHEREAS, the Deed of Trust remains in full force and effect and the lien and security interest and the priority of such lien and security interest granted to the existing Secured Creditors named therein continues (without interruption) thereunder; and

                  WHEREAS, the Trustor desires to execute this Agreement pursuant to Section 5.01(P) of the Credit Agreement, and pursuant to, and as required by the Secured Hedging Agreements, the Existing Senior Notes Indenture and the Refinancing Senior Notes Indenture to reflect the amendment to and restatement of the Credit Agreement and certain other Credit Documents.

                  NOW, THEREFORE, in consideration of the execution and delivery by the Beneficiary of the Credit Agreement and other benefits provided therein to the Trustor, the receipt and sufficiency of which are hereby acknowledged, the Trustor hereby makes the following representations and warranties and the Trustor and the Beneficiary hereby covenant and agree as follows:

                                    AGREEMENT

                  1. The sum of $622,000,000 appearing in the first WHEREAS clause of the Deed of Trust is hereby deleted and the sum of $486,250,000 is hereby substituted in lieu thereof.

                  2. The second WHEREAS clause of the Deed of Trust is hereby amended by deleting therefrom the entire subsection following "(iii)" and substituting in lieu thereof the following language:

                  "other types of hedging agreements from time to time (each such agreement or arrangement with a Hedging Creditor (as hereinafer defined), together with the Existing Interest Rate Swap Agreement, a "Secured Hedging Agreement"), with any Lender, any affiliate thereof or a syndicate of financial institutions organized by a Lender or an affiliate of a Lender (even if any such Lender ceases to be a Lender under the Credit Agreement for any reason) (any such Lender, affiliate or other such financial institution that participates therein, together with Calyon (as counterparty to the Existing Interest Rate Swap Agreement), and in each case their subsequent successors and assigns, collectively, the "Hedging Creditors", and together with the Lender Creditors, the "Lender Secured Creditors");"

                  3. The fourth WHEREAS clause of the Deed of Trust is hereby amended by deleting the words "have from time to time entered into and may in the future from time to time enter into," appearing in lines five and six of such clause, and substituting therefor the following words: "may from time to time enter into".

                  4. Subsection (ii) of the tenth WHEREAS clause of the Deed of Trust is hereby amended by adding the following words after the comma appearing at the end of line six of such subsection: "and all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Borrower or any other Credit Party at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding";

                  5. Subsection (iii) of the tenth WHEREAS clause of the Deed of Trust is hereby amended by adding the following words after the term "Existing Senior Notes" appearing on lines 11 and 12 of such subsection: "and the due performance and compliance by the Trustor with the terms of each such Existing Senior Notes Document";

                  6. Subsection (iv) of the tenth WHEREAS clause of the Deed of Trust is hereby amended by adding the following words after the term "Refinancing Senior Notes" appearing in line 12 of such subsection "and the due performance and compliance by the Trustor with the terms of each such Refinancing Senior Notes Document";

                  7. The paragraph appearing on Page 6 of the Deed of Trust following the components of the Trust Property is hereby amended by adding the following words following the word "Subsidiary" appearing in line five of such paragraph "of Parent";

                  8. Section 2.02 of the Deed of Trust is hereby amended as follows: (i) Section 2.02(5) of the Deed of Trust is hereby deleted and the following substituted in lieu thereof: "(5) the organizational identification number of the Debtor is NC0711678;"; and (ii)

Section 2.02(6) of the Deed of Trust is hereby deleted and the following substituted in lieu thereof: "(6) the Debtor is a corporation, organized under the laws of the State of North Carolina;".

                  9. The sum of $2,072,000,000 appearing in Section 6.26 of the Deed of Trust is hereby deleted and the sum of $1,936,250,000 is hereby substituted in lieu thereof.

                  10. The sum of $3,072,000,000 appearing in Section 6.26 of the Deed of Trust is hereby deleted and the sum of $2,936,250,000 is hereby substituted in lieu thereof.

                  11. It is hereby acknowledged and agreed that each reference in the Deed of Trust to the "Credit Agreement" shall mean and be a reference to the Credit Agreement as defined in the first WHEREAS clause hereof, including, but not limited to the Third Amended and Restated Credit Agreement dated as of July 30, 2004, by and among Reynolds American Inc., R.J. Reynolds Tobacco Holdings, Inc., JPMorgan Chase Bank, as Administrative Agent and various lending institutions a party thereto.

                  12. It is hereby acknowledged and agreed that each reference in the Deed of Trust to the "Security Agreement" shall mean and be a reference to the Security Agreement dated as of July 15, 2003 among R.J. Reynolds Tobacco Holdings, Inc., various Subsidiaries of R.J. Reynolds Tobacco Holdings, Inc., and JPMorgan Chase Bank, as Collateral Agent, as amended and restated as of July 30, 2004 by that certain Amended and Restated Security Agreement among Reynolds American Inc., R.J. Reynolds Tobacco Holdings, Inc., various Subsidiaries of R.J. Reynolds Tobacco Holdings, Inc. and JPMorgan Chase Bank, as Collateral Agent.

                  13. It is hereby acknowledged and agreed that each reference in the Deed of Trust to: (i) the "New Senior Notes Trustee" shall mean and be a reference to the "Existing Senior Notes Trustee"; (ii) the "New Senior Notes Creditors" shall mean and be a reference to the "Existing Senior Notes Creditors"; (iii) the "New Senior Notes Indenture" shall mean and be a reference to the "Existing Senior Notes Indenture"; (iv) the "New Senior Notes Documents" shall mean and be a reference to the "Existing Senior Notes Documents"; and (v) the "New Senior Notes" shall mean and be a reference to the "Existing Senior Notes".

                  14. Section 6.19 of the Deed of Trust is hereby amended in the following respects:

                           (a) the reference to Section 7.11(b) appearing in
         Section 6.19(c) of the Deed of Trust is hereby deleted, and the words "Section 7.10(b)" substituted in lieu thereof;


                           (b) a reference to Section 6.19(a) is hereby added to the fifth line of Section 6.19(d) such that the line shall now read in full as follows: "...provisions of Sections 6.19(a), (b) or (c) and in such case the Beneficiary, at the request and expense...."

                           (c) the parenthetical beginning in the ninth line of
         Section 6.19(d) is hereby deleted and the following substituted in lieu thereof: "(or which the Beneficiary in good faith believes to be permitted by)".

                  15. The Trustor hereby reaffirms to the Secured Creditors each of the representations, warranties, covenants and agreements of the Trustor set forth in the Deed of Trust with the same force and effect as if each were separately stated herein and made as of the date hereof.

                  16. The Trustor hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Deed of Trust, as modified by this Agreement, and each and every other document and/or instrument which evidences and/or secures payment of the Notes, the Loans, the Existing Senior Notes and the Refinancing Senior Notes represent the valid, enforceable and collectible obligations of the Trustor and the Trustor further acknowledges there are no existing claims, defenses, personal or otherwise, or rights of set-off whatsoever with respect to any of the aforementioned instruments and/or documents known to the Trustor and further acknowledges and represents that, to the Trustor's knowledge no event has occurred and no condition exists which would constitute a default under the Deed of Trust or this Agreement either with or without notice or lapse of time or both.

                  17. Except as specifically modified herein, all of the terms and provisions of the Deed of Trust and all other documents executed by the parties hereto or binding upon the parties hereto in connection with the Deed of Trust are ratified and reaffirmed by the parties hereto, and are incorporated herein by reference, the Trustor specifically acknowledging the validity and enforceability thereof.

                  18. The Trustor agrees to pay all costs in connection herewith, including, but without limitation, recordation and filing fees, taxes (other than taxes based on gross receipts, income or revenue of the Beneficiary), reasonable attorneys' fees and expenses, and, to the extent incurred in connection with updating the Beneficiary's existing title policy on the Property, charges for title examination and title insurance premiums (to the extent there is an existing title policy on the Property). The Trustor agrees to have any existing title insurance policy in favor of the Beneficiary updated at its sole cost and expense, the endorsement thereto being subject to the Beneficiary's reasonable approval.

                  19. The liens, security interests, assignments and other rights evidenced by the Deed of Trust are hereby renewed, extended and modified to secure the Obligations in accordance with this Agreement.

                  20. This Agreement is limited as specified and other than the specific amendments contained herein shall not constitute an amendment, modification or waiver of, or otherwise affect, in any way, any other provisions of the Deed of Trust. As modified hereby, the Deed of Trust is ratified and confirmed in all respects.

                  21. The Trustor agrees to execute and deliver, or cause to be executed and delivered, to the Benenficiary all other instruments, certificates, agreements and consents as the Beneficiary may reasonably require in order to confirm the terms of this Agreement.

                  22. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  23. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  24. Any reference to the "Deed of Trust" in the Deed of Trust shall be deemed to mean the Deed of Trust as modified by this Agreement.

                  25. The use of the singular shall include the plural when the context requires and vice versa; the use of "a" shall include "an" when the context requires and vice versa.

                  26. The Trustee joins in this Agreement only to evidence its knowledge of and consent to the terms hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                            Trustor:

                                                R. J. REYNOLDS TOBACCO COMPANY,
                                                a North Carolina corporation


[SEAL]                                          By: \s\ Lynn L. Lane
                                                    ---------------------------
                                                Name:  Lynn L. Lane
                                                Title: Senior Vice President and
                                                       Treasurer




                                            Beneficiary:

                                            JPMORGAN CHASE BANK,
                                              Administrative Agent and as
                                              Collateral Agent


                                            By \s\ Randolph Cates
                                               --------------------------------
                                               Name:  Randolph Cates
                                               Title: Vice President

ACKNOWLEDGED AND AGREED TO THIS
28th DAY OF JULY, 2004



EXISTING SENIOR NOTES TRUSTEE:

BANK OF NEW YORK



By: \s\ Derek Kettel
    ----------------------------------
    Name:  Derek Kettel
    Title: Agent

ACKNOWLEDGED AND AGREED TO THIS
30th DAY OF JULY, 2004



TRUSTEE:

THE FIDELITY COMPANY, as Trustee



By: \s\ Kenneth A. Moser
    ----------------------------------
    Name:  Kenneth A. Moser
    Title: Vice President

STATE OF NEW YORK)
                      ss.:
COUNTY OF NEW YORK)


         I, Jonathan J. Katz, certify that Lynn L. Lane personally came before me this day and acknowledged that she is the Senior Vice President and Treasurer of R. J. Reynolds Tobacco Company, a North Carolina corporation, and that by authority duly given and as the act of the corporation, she executed the foregoing instrument as Senior Vice President and Treasurer of the corporation, for and on behalf of the corporation.

         WITNESS my hand and notarial seal, this 30th day of July, 2004.


                                                        \s\ Jonathan J. Katz
                                                      --------------------------
                                                            Notary Public

My Commission Expires:     8/11/2007
                      --------------------

                                              ----------------------------------
                                                       Jonathan J. Katz
                                               Notary Public, State of New York
                                                   Commission # 01KA6096856
                                                 Qualified in New York County
                                              Commission Expires August 11, 2007
                                              ----------------------------------



STATE OF NEW YORK)
                      ss.:
COUNTY OF NEW YORK)


         I, May Karen Yip-Daniels, certify that Randolph Cates personally came before me this day and acknowledged that (s)he is the Vice President of JPMorgan Chase Bank, and that by authority duly given and as the act of the corporation,
(s)he executed the foregoing instrument as Vice President of the corporation, for and on behalf of the corporation.

         WITNESS my hand and notarial seal, this ____ day of July, 2004.


                                                      \s\ May Karen Yip-Daniels
                                                      --------------------------
                                                            Notary Public

My Commission Expires:_______________

                                              ----------------------------------
                                                     MAY KAREN YIP-DANIELS
                                               Notary Public, State of New York
                                                   Commission # 01Y16111759
                                                 Qualified in New York County
                                               Commission Expires June 20, 2008
                                              ----------------------------------

                                      -11

STATE OF FLORIDA)
                           ss.:
COUNTY OF DUVAL)


         I, Tracy M. Ramseur, certify that Derek Kettel personally came before me this day and acknowledged that he is the Agent of The Bank of New York, and that by authority duly given and as the act of the corporation, (s)he executed the foregoing instrument as Agent of the corporation, for and on behalf of the corporation.

         WITNESS my hand and notarial seal, this 28th day of July, 2004.


                                                       \s\ Tracy Moore Ramseur
                                                     ---------------------------
                                                            Notary Public
My Commission Expires:_______________

                                              ----------------------------------
                                                      TRACY MOORE RAMSEUR
                                                        Comm# DD0238322
                                                       Expires 9/21/2007
                                                  Bonded thru (800)432-4264
                                                  Florida Notary Assn., Inc.
                                              ----------------------------------





STATE OF NORTH CAROLINA)
                           ss.:
COUNTY OF FORSYTH)


         I, Laura H. Carlyle, certify that Kenneth A. Moser personally came before me this day and acknowledged that he is the Vice Pres. of The Fidelity Company, as Trustee, and that by authority duly given and as the act of the corporation, he executed the foregoing instrument as Vice President of the corporation, for and on behalf of the corporation.

         WITNESS my hand and notarial seal, this 30th day of July, 2004.


                                                        \s\ Laura H. Carlyle
                                                     ---------------------------
                                                            Notary Public
My Commission Expires:_______________

                                              ----------------------------------
                                                         Official Seal
                                                       LAURA H. CARLYLE
                                                NOTARY PUBLIC - NORTH CAROLINA
                                                       COUNTY OF YADKIN
                                                My Commission Expires 10-16-07
                                              ----------------------------------


                                      -12-